UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2023

Colombier Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40457	86-2062844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Brazilian Avenue, Suite 200-J Palm Beach, Florida	33480
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 805-3588

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one warrant	CLBR.U	New York Stock Exchange
Shares of Class A common stock	CLBR	New York Stock Exchange
Warrants included as part of the units	CLBR.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on February 27, 2023, Colombier Acquisition Corp., a Delaware corporation (“Colombier” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PSQ Holdings, Inc., a Delaware corporation (“PublicSq.”).

On April 6, 2023, Colombier issued a press release (the “Press Release”) announcing that the Company had submitted to EDGAR, the United States Securities and Exchange Commission’s (“SEC”) online portal, a Registration Statement on Form S-4 (as may be amended or supplemented from time to time, the “Registration Statement”), which includes a preliminary proxy statement/prospectus, with respect to the Company’s proposed business combination with PublicSq. (the “Business Combination”). The Press Release also announced that the Company has retained Cantor Fitzgerald & Co. as a capital markets advisor in connection with the Business Combination.

A copy of the Press Release is filed herewith as Exhibit 99.1.

Additional Information and Where to Find It

In connection with the Business Combination, between Colombier and PublicSq., Colombier has filed the Registration Statement with the U.S. Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement and a prospectus in connection with the Business Combination. STOCKHOLDERS OF COLOMBIER ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE BUSINESS COMBINATION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE BUSINESS COMBINATION. When available, the definitive proxy statement and other relevant documents will be mailed to the stockholders of Colombier as of a record date to be established for voting on the Business Combination.

Colombier’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Colombier Acquisition Corp., 214 Brazilian Avenue, Suite 200-J, Palm Beach, FL 33480; e-mail: IRCLBR@longacresquare.com. These documents, once available, can also be obtained, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Colombier, PublicSq. and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Colombier’s stockholders in connection with the Business Combination. Colombier’s stockholders and other interested persons may obtain more detailed information regarding the names, affiliations, and interests of certain of Colombier’s executive officers and directors in the solicitation by reading (i) Colombier’s final prospectus filed with the SEC on June 9, 2021 in connection with Colombier’s initial public offering (“IPO”), (ii) Colombier’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 24, 2023, (iii) the proxy statement/prospectus contained in the Registration Statement, and (iv) other relevant materials filed with the SEC in connection with the Business Combination when they become available. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination, which may, in some cases, be different from those of Colombier’s stockholders generally, will be set forth in the Registration Statement relating to the Business Combination when it becomes available. These documents can be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or the proposed Business Combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSq. and the Business Combination and the future held by the respective management teams of Colombier or PublicSq., the anticipated benefits and the anticipated timing of the Business Combination, the future financial condition and performance of PublicSq. and expected financial impacts of the Business Combination (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Business Combination, financing transactions, if any, related to the Business Combination, the level of redemptions of Colombier’s public stockholders, and the products and markets and expected future performance and market opportunities of PublicSq. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Colombier’s securities, (ii) the risk that the Business Combination may not be completed by Colombier’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Colombier, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including, among others, the condition that Colombier have cash or cash equivalents of at least $33 million (subject to reduction for (x) transaction expenses of Colombier and PublicSq., up to an aggregate of $15 million, and (y) the aggregate amount of any private financing transactions by PublicSq. consummated prior to closing in accordance with the terms of the Merger Agreement), and the requirement that the Merger Agreement related to the Business Combination between Colombier and PublicSq. and the transactions contemplated thereby be approved by the stockholders of Colombier and by the stockholders of PublicSq., respectively, (iv) the failure to obtain regulatory approvals, as applicable, required to consummate the Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the Business Combination on PublicSq.’s business relationships, operating results, and business generally, (vii) risks that the Business Combination disrupts current plans and operations of PublicSq., (viii) the outcome of any legal proceedings that may be instituted against PublicSq. or against Colombier related to the Merger Agreement or the Business Combination, (ix) the ability to maintain the listing of Colombier’s securities on a national securities exchange, (x) changes in the competitive market in which PublicSq. operates, variations in performance across competitors, changes in laws and regulations affecting PublicSq.’s business and changes in the combined capital structure, (xi) the ability to implement business plans, growth, marketplace and other expectations after the completion of the Business Combination, and identify and realize additional opportunities, (xii) the potential inability of PublicSq. to achieve its business and customer growth and technical development plans, (xiii) the ability of PublicSq. to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSq. of the intellectual property rights of others, (xiv) risk of loss of key influencers, media outlets and promoters of PublicSq.’s business or a loss of reputation of PublicSq. or reduced interest in the mission and values of PublicSq. and the segment of the consumer marketplace it intends to serve, and (xv) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of Colombier’s IPO prospectus filed with the SEC on June 9, 2021, Colombier’s Annual Report on Form 10-K filed for the year ended December 31, 2022, as filed with the SEC on March 24, 2023 and subsequent periodic reports filed by Colombier with the SEC, the Registration Statement filed by Colombier in connection with the Business Combination and other documents filed or to be filed by Colombier from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and neither PublicSq. nor Colombier assumes any obligation to, nor intends to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither PublicSq. nor Colombier gives any assurance that either PublicSq. or Colombier, or the combined company following the Business Combination, will achieve its expectations.

Information Sources; No Representations

The communication furnished herewith has been prepared for use by Colombier and PublicSq. in connection with the Business Combination. The information therein does not purport to be all-inclusive. The information therein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Colombier derived entirely from Colombier and all information relating to the business, past performance, results of operations and financial condition of PublicSq. derived entirely from PublicSq. No representation is made as to the reasonableness of the assumptions made with respect to the information therein, or to the accuracy or completeness of any projections or modeling or any other information contained therein. Any data on past performance or modeling contained therein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of the communication. To the fullest extent permitted by law in no circumstances will Colombier or PublicSq., or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of the Press Release, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of PublicSq. has been derived, directly or indirectly, exclusively from PublicSq. and has not been independently verified by Colombier. Neither the independent auditors of Colombier nor the independent auditors of or PublicSq. audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in the Press Release and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of the Press Release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colombier Acquisition Corp.

Date: April 7, 2023	By:	/s/ Joe Voboril
		Name:	Joe Voboril
		Title:	Chief Financial Officer

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